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                     AMENDMENT TO STOCK EXCHANGE AGREEMENT

         This agreement is made and entered into this 21 day of October, 1998 by and between AMERI-CAP FINANCE GROUP, INC., a Florida corporation ("Buyer") and FINANTRA CAPITAL, INC. (f/k/a Medley Credit Acceptance Corp.) ("Finantra") and AMERITRUST HOLDINGS, INC., a Florida corporation ("Corporation").

                                  WITNESSETH:

         WHEREAS, the Buyer entered into a Stock Exchange Agreement with the owners of all of the common stock of the Corporation on July 20, 1998, and

         WHEREAS, Eamon Toner as the owner of 200,000 shares of the Corporation's common stock and Maurice Barbakow and Hope Barbakow, his wife, the owners of 200,000 shares of the Corporation have entered into an agreement with the Corporation whereby they have returned their shares of common stock to the Corporation in exchange for the return of all of the authorized, issued and outstanding common stock of Community Redevelopment Corp., a subsidiary of the Corporation, and

         WHEREAS, Finantra and the Buyer have agreed with the Corporation to amend the Stock Exchange Agreement so as to delete the shares of the stock of Finantra which would be exchanged for the common shares of the Corporation owned by Toner and Barbakow and to further amend said agreement by modifying the number of shares to be distributed at closing to the remaining sellers of the common shares of the Corporation as well as adjust the earnings hurdles for the distribution of common shares of Finantra subsequent to the initial exchange of stock pursuant to the Stock Exchange Agreement, and

         WHEREAS, the Corporation, Buyer and Finantra desire to document their amendment into a written instrument.

         NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

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         1. RECITALS: The above and foregoing recitals are true and correct and are incorporated herein.

         2. RELEASE OF BARBAKOW AND TONER FROM STOCK EXCHANGE AGREEMENT AND APPROVAL OF DIVESTITURE OF COMMUNITY REDEVELOPMENT CORP. AS A SUBSIDIARY OF THE
CORPORATION: The Buyer and Finantra agree that the Corporation can return to Toner and Barbakow all of the authorized, issued and outstanding common stock owned by the Corporation in Community Redevelopment Corp. in exchange for the return to the Corporation by Barbakow and Toner of their collective 400,000 shares of the common stock of the Corporation.

         3. AMENDMENTS TO STOCK EXCHANGE AGREEMENT: The Buyer, Finantra and the Corporation agree to the following amendment to the Stock Exchange Agreement dated July 20, 1998:

                  3.1 The first WHEREAS clause shall be amended to provide as follows:

                  WHEREAS, the Sellers collectively own 100% of the authorized, issued and outstanding common shares of Ameritrust Holdings, Inc., consisting of 1,095,000 common shares (the "Shares").

                  3.2 Section 2 is hereby amended as follows:

                           2. EXCHANGE AND TRANSFER OF SHARES: The Seller shall transfer, and convey to the Buyer and the Buyer shall acquire from the Seller 90% of the authorized, issued, and outstanding common shares of the Corporation consisting of 1,000,000 shares as follows:

                                    A. 504 Shares: The Buyer will exchange with
                           the Sellers owning the Corporation's Shares sold pursuant to Section 504 of the Act ["504 Shares"] one common share of Medley for each 504 Share owned by the Sellers. The total number of 504 Shares outstanding by the Corporation are 95,000 shares and all outstanding 504 Shares owned by the Sellers shall be exchanged on the closing date.

                                    (1)      Medley agrees with respect to the
                                             Exchanged 504 Shares to file a
                                             registration statement with the
                                             Securities and Exchange Commission
                                             within 30 days following the
                                             closing date and diligently pursue
                                             the registration of said shares,
                                             including responding to comment
                                             letters, if any, and to do its
                                             best to have the registration
                                             become effective.

                                    B. Restricted Shares: The balance of the
                           outstanding

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                           Shares of the Corporation owned by the Sellers are
                           not registered under the Act and shall hereafter be referred to as the "Restricted Shares". The Restricted Shares shall be exchanged as follows:

                                    (1)      At closing the Buyer shall
                                             exchange 286,000 common shares of
                                             Medley for 900,000 Restricted
                                             Shares of the Corporation owned by
                                             the Sellers. The Shares will be
                                             exchanged on a pro rata basis with
                                             each selling Shareholder based
                                             upon the number of Shares owned by
                                             the selling shareholder in the
                                             Corporation. No fractional shares
                                             shall be issued by Medley and the
                                             Sellers agree to determine the pro
                                             rata method of distribution prior
                                             to closing and to deliver a
                                             written letter of direction signed
                                             by all Sellers setting forth the
                                             distribution computation to the
                                             Buyer.

                                    (2)      The Restricted Shares not
                                             exchanged at the closing shall be
                                             retained solely in the possession
                                             of the Sellers and shall be
                                             available for a future exchange
                                             with the Buyer according to the
                                             following:

                                             (a)      Period 1: The four
                                                      months ending December
                                                      31, 1998. If net earnings
                                                      before taxes (the
                                                      "earnings hurdle") of
                                                      Ameritrust exceed
                                                      $183,100, Sellers will
                                                      exchange 12,500 shares of
                                                      their Restricted Shares
                                                      for 89,250 shares of
                                                      Medley Common Stock.

                                             (b)      Period 2, 3 and 4:
                                                      The calendar years ending
                                                      1999, 2000, and 2001, the
                                                      earnings hurdle shall be
                                                      $366,200; $549,300;
                                                      $732,400 in each year
                                                      respectively. For each
                                                      year that the net
                                                      earnings before taxes of
                                                      Ameritrust exceed the
                                                      earnings hurdle in that
                                                      year, Sellers shall
                                                      exchange 25,000 shares of
                                                      their Restricted Shares
                                                      for 178,500 shares of the
                                                      Common Stock of Medley.

                                             (c)      Period 5: The six
                                                      months ending June 30,
                                                      2002, the earnings hurdle
                                                      shall be $900,000
                                                      annualized. If the net
                                                      earnings before taxes of
                                                      Ameritrust

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                                                      exceed the earnings
                                                      hurdle, Sellers shall
                                                      exchange 125,000 shares
                                                      of their Restricted
                                                      Shares for 89,250 shares
                                                      of Common Stock of
                                                      Medley.

                                             (d)      Adjustment to Shares
                                                      to be Exchanged: If at
                                                      the end of each exchange
                                                      period as delineated in
                                                      (a), (b) or (c) above,
                                                      net earnings before taxes
                                                      is less than the earnings
                                                      hurdle, but greater than
                                                      80% of the then
                                                      applicable earnings
                                                      hurdle, Sellers shall
                                                      exchange their Restricted
                                                      Shares indicated for that
                                                      period with an amount of
                                                      Medley shares equal to
                                                      the actual net earnings
                                                      before taxes divided by
                                                      the earnings hurdle, with
                                                      that number multiplied by
                                                      the number of Medley
                                                      shares to be exchanged
                                                      pursuant to the above.

                                                      If the net earnings is
                                    greater than 33% of the earnings hurdle but less 80% of the than the earnings hurdle, than no exchange of shares shall take place. However, the date for the unachieved earning hurdle shall be extended for an additional one (1) calendar year or half year as applicable.

                                                      If the net earnings is
                                    equal to or below 33% of the earnings
                                    hurdle then Sellers will deliver to Buyer the applicable shares for the period for no additional Medley Shares and forfeit that period's exchange rights.

                                                      As of December 31, 2003,
                                    any remaining Restricted Shares of
                                    Ameritrust Common Stock not exchanged by the Sellers due to the Company's failure to achieve its earnings hurdle shall be conveyed to Buyer or its assigns without exchange of Medley Shares or consideration.

                  3.3 Paragraph 3.e. is hereby amended as follows:

                           e. The aggregate number of shares that the
                  Corporation is authorized to have outstanding as of the date hereof is 7,500,000 shares of common stock of which 1,095,000 are presently issued and outstanding and held collectively in the name of the Sellers.

         4. That except for the amendments contained in this agreement all of the terms, conditions and provisions contained in the Stock Exchange Agreement dated July 20, 1998 are hereby ratified and confirmed and are in full force and effect.

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         IN WITNESS WHEREOF, the Parties have hereunto set their hands and seals this ___ day of October, 1998.

                                         FINANTRA CAPITAL, INC.

                                         By: /s/ Robert D. Press
                                            -------------------------------
                                             ROBERT D. PRESS, President


                                         AMERI-CAP FINANCE GROUP, INC.

                                         By: /s/ Robert D. Press
                                            -------------------------------
                                             ROBERT D. PRESS, President


                                         AMERITRUST HOLDINGS, INC.

                                         By: /s/ Bruce Lazarus
                                            -------------------------------
                                             BRUCE LAZARUS, President